As filed with the Securities and Exchange Commission on September 4, 2001.
                                                    Registration No. 333-[_____]
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       ----------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       ----------------------------------

                           CULLEN/FROST BANKERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                                              74-1751768
(State or Other Jurisdiction of                               (IRS Employer
Incorporation or Organization)                            Identification Number)
                   CULLEN/FROST BANKERS, INC. 2001 STOCK PLAN
                   CULLEN/FROST BANKERS, INC. 1992 STOCK PLAN
                              (Full Title of Plans)

                              100 W. HOUSTON STREET
                            SAN ANTONIO, TEXAS 78205

               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                       ----------------------------------


                                Phillip D. Green
                         Group Executive Vice President
                           and Chief Financial Officer
                           Cullen/Frost Bankers, Inc.
                              100 W. Houston Street
                            San Antonio, Texas 78205
                                 (210) 220-4011

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:

                              Mark J. Menting, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                                 (212) 558-4000

                       ----------------------------------

                         CALCULATION OF REGISTRATION FEE


                                                  AMOUNT      PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
             TITLE OF SECURITIES                  TO BE        OFFERING PRICE        AGGREGATE        REGISTRATION
              TO BE REGISTERED                  REGISTERED       PER UNIT(1)     OFFERING PRICE(1)         FEE
----------------------------------------------------------------------------------------------------------------------

Common Stock, $0.01 par value(2)..........     8,350,000         $36.07           $301,184,500.00      $75,296.13
======================================================================================================================


                       ----------------------------------

(1) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE IN ACCORDANCE WITH RULE 457(H) AND 457(C) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON THE AVERAGE OF THE HIGH AND LOW PRICES OF THE COMMON STOCK OF CULLEN/FROST BANKERS, INC. AS REPORTED ON THE NEW YORK STOCK EXCHANGE, INC. ON AUGUST 31, 2001.

(2) INCLUDES RIGHTS TO PURCHASE JUNIOR PARTICIPATING PREFERRED STOCK WHICH WILL NOT BE EXERCISABLE OR EVIDENCED SEPARATELY FROM THE COMMON STOCK PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS.


================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information required to be set forth in Part I has been omitted from this Registration Statement pursuant to the instructions and provisions of Form S-8. Such information will be sent or given to employees in accordance with Rule 428(b)(1) of the Securities Act of 1933, as amended.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents have been filed by Cullen/Frost Bankers, Inc. ("Cullen/Frost") with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference:

         (a) Cullen/Frost's Annual Report on Form 10-K (Commission File No. 001-13221) as of and for the year ended December 31, 2000, as amended by Cullen/Frost's Reports on Form 10-K/A (Commission File No. 001-13221), dated April 30, 2001 and June 29, 2001;

         (b) Cullen/Frost's Quarterly Reports on Form 10-Q (Commission File No. 001-13221) as of and for the quarters ended March 31, 2001 and June 30, 2001;

         (c) Cullen/Frost's Current Reports on Form 8-K (Commission File No. 001-13221), dated April 19, 2001, July 27, 2001 and August 1, 2001;

         (d) the description of Cullen/Frost's common stock, par value $0.01 per share, contained in Cullen/Frost's Registration Statement on Form 8-A12B (Commission File No. 001-13221), including any amendments or reports filed for purposes of updating such description;

         (e) the description of Cullen/Frost's Junior Participating Preferred Stock, contained in Cullen/Frost's Registration Statement on Form 8-A12B (Commission File No. 001-13221), including any amendments or reports filed for purposes of updating such description; and

         (f) Cullen/Frost's Registration Statement on Form S-8 (Commission File No. 33-53622), dated October 23, 1992 (incorporated herein by reference pursuant to General Instruction E to Form S-8).

         All documents filed by Cullen/Frost pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the filing date of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         (a) Article 2.02-1 of the Texas Business Corporation Act permits a Texas corporation to indemnify its directors and officers against liability for their acts under certain circumstances.

         (b) Article Eleven of Cullen/Frost's Restated Articles of Incorporation provides that to the fullest extent not prohibited by law, a director of Cullen/Frost shall not be liable to Cullen/Frost or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for: (1) a breach of the director's duty of loyalty to the corporation or its shareholders; (2) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;
     (3) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; (4) an act or omission for which the liability of the director is expressly provided for by statute; or (5) an act related to an unlawful stock repurchase or payment of a dividend.

         (c) Article V of Cullen/Frost's Bylaws provides that Cullen/Frost shall indemnify any person who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director or officer of Cullen/Frost or is or was serving at the request of Cullen/Frost as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary or another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding. Reasonable expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by Cullen/Frost in advance of the final disposition of such action, suit or proceeding upon receipt of (1) a written affirmation by the director, officer, employee or agent who may be entitled to such indemnification of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under the applicable statute and (2) a written undertaking by or on behalf of the director, officer, employee or agent who may be entitled to such indemnification to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by Cullen/Frost. Cullen/Frost's obligation to indemnify and to prepay expenses shall arise, and all rights granted to directors, officers, employees or agents shall vest, at the time of the occurrence of the transaction or event to which such action, suit or proceeding relates, or at the time that the action or conduct to which such action, suit or proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such action, suit or proceeding is first threatened, commenced or completed.

         (d) Cullen/Frost maintains director and officer liability insurance coverage for its directors and officers and those of its subsidiaries. This coverage insures such persons against certain losses that may be incurred by them in their respective capacities as directors and officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following documents are filed as exhibits to this Registration
Statement:

         4.1       Restated Articles of Incorporation of Cullen/Frost.

         4.2       Amended Bylaws of Cullen/Frost.

         4.3 Shareholder Protection Rights Agreement, dated as of January 26, 1999, between Cullen/Frost and the Frost National Bank, as Rights Agent.

         4.4       Cullen/Frost Bankers, Inc. 2001 Stock Plan.

         4.5       Second Amendment to the Cullen/Frost Bankers, Inc. 1992 Stock
                   Plan.

         4.6       Amendment to the Cullen/Frost Bankers, Inc. 1992 Stock Plan.

         4.7       Cullen/Frost Bankers, Inc. 1992 Stock Plan.

         5         Opinion of Baker Botts L.L.P. re Legality.

         23.1      Consent of Independent Auditors.

         23.2 Consent of Baker Botts L.L.P. (contained in the opinion of Baker Botts L.L.P. filed as Exhibit 5 hereto).

         24        Power of Attorney.

ITEM 9.  UNDERTAKINGS.

         (a) The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                   (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on September 4, 2001.

                                             CULLEN/FROST BANKERS, INC.
                                     -------------------------------------------
                                                    (Registrant)

                                By:             /s/ PHILLIP D. GREEN
                                     -------------------------------------------
                                                  Phillip D. Green
                                          Group Executive Vice President
                                            and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on September 4, 2001.


      SIGNATURE                                                TITLE
      ---------                                                -----

T.C. FROST*                                         Senior Chairman of the Board
-----------------------------                               and Director
T.C. FROST

RICHARD W. EVANS, JR.*                               Chairman of the Board and
-----------------------------                      Director (Principal Executive
RICHARD W. EVANS, JR.                                         Officer)

R. DENNY ALEXANDER*                                           Director
-----------------------------
R. DENNY ALEXANDER

CARLOS ALVAREZ*                                               Director
-----------------------------
CARLOS ALVAREZ

ISAAC ARNOLD, JR.*                                            Director
-----------------------------
ISAAC ARNOLD, JR.

ROYCE S. CALDWELL*                                            Director
-----------------------------
ROYCE S. CALDWELL

BOB W. COLEMAN*                                               Director
-----------------------------
BOB W. COLEMAN

HARRY H. CULLEN*                                              Director
-----------------------------
HARRY H. CULLEN

EUGENE H. DAWSON, SR.*                                        Director
-----------------------------
EUGENE H. DAWSON, SR.

RUBEN M. ESCOBEDO*                                            Director
-----------------------------
RUBEN M. ESCOBEDO

PATRICK B. FROST*                                             Director
-----------------------------
PATRICK B. FROST

JOE R. FULTON*                                                Director
-----------------------------
JOE R. FULTON

PRESTON M. GEREN III*                                         Director
-----------------------------
PRESTON M. GEREN III

JAMES L. HAYNE*                                               Director
-----------------------------
JAMES L. HAYNE

KAREN E. JENNINGS*                                            Director
-----------------------------
KAREN E. JENNINGS

RICHARD M. KLEBERG, III*                                      Director
-----------------------------
RICHARD M. KLEBERG, III

ROBERT S. McCLANE*                                            Director
-----------------------------
ROBERT S. MCCLANE

IDA CLEMENT STEEN*                                            Director
-----------------------------
IDA CLEMENT STEEN

HORACE WILKINS, JR.*                                          Director
-----------------------------
HORACE WILKINS, JR.

MARY BETH WILLIAMSON*                                         Director
-----------------------------
MARY BETH WILLIAMSON



*By: /s/ PHILLIP D. GREEN                        Group Executive Vice President
    -----------------------------                  and Chief Financial Officer
          PHILLIP D. GREEN
      (AS ATTORNEY-IN-FACT FOR
       THE PERSONS INDICATED)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER           EXHIBIT
------           -------

4.1            Restated Articles of Incorporation of Cullen/Frost
               (incorporated herein by reference to Exhibit 3.1 to the Cullen/Frost Annual Report on Form 10-K (Commission File No. 001-13221) for the year ended December 31, 2000).

4.2 Amended Bylaws of Cullen/Frost (incorporated herein by reference to Exhibit 3.2 to the Cullen/Frost Annual Report on Form 10-K/A (Commission File No. 001-13221) for the year ended December 31, 1995).

4.3            Shareholder Protection Rights Agreement, dated as of January
               26, 1999, between Cullen/Frost Bankers, Inc. and The Frost National Bank, as Rights Agent (incorporated herein by reference to the Registration Statement of Cullen/Frost Bankers, Inc. on Form 8-A12B (Commission File No. 001-13221), dated February 1, 1999).

4.4            Cullen/Frost Bankers, Inc. 2001 Stock Plan.

4.5            Second Amendment to the Cullen/Frost Bankers, Inc. 1992 Stock
               Plan.

4.6            Amendment to the Cullen/Frost Bankers, Inc. 1992 Stock Plan.

4.7            Cullen/Frost Bankers, Inc. 1992 Stock Plan.

5              Opinion of Baker Botts L.L.P. re Legality.

23.1           Consent of Independent Auditors.

23.2 Consent of Baker Botts L.L.P. (contained in the opinion of Baker Botts L.L.P. filed as Exhibit 5 hereto).

24             Power of Attorney.